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Exhibit 99.1

Section 906 Certifications

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications were made to accompany the Form 10-K/A.

Certification of the Chief Financial Officer of
Caldera International, Inc. pursuant to 18 U.S.C. § 1350

        In connection with the annual report of Caldera International, Inc. (the "Company") on Form 10-K/A for the year ended October 31, 2002, Robert K. Bench hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

  1.
  The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 30, 2003

/s/ ROBERT K. BENCH Robert K. Bench, Chief Financial Officer

        The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and is not being filed as part of the Form 10-K/A or as a separate disclosure statement.

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications were made to accompany the Form 10-K/A.

Certification of the Chief Executive Officer of
Caldera International, Inc. pursuant to 18 U.S.C. § 1350

        In connection with the annual report of Caldera International, Inc. (the "Company") on Form 10-K/A for the year ended October 31, 2002, Darl C. McBride hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

  1.
  The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 30, 2003

/s/ DARL C. MCBRIDE Darl C. McBride, Chief Executive Officer

        The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and is not being filed as part of the Form 10-K/A or as a separate disclosure statement.

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  Exhibit 99.1